UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

HILLENBRAND, INC.
 (Exact name of registrant as specified in its charter)

Indiana	001-33794	26-1342272
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Batesville Boulevard Batesville, Indiana	47006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7500

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 23, 2010, Hillenbrand, Inc. (the “Company”) announced its earnings for the fourth quarter and full fiscal year ended September 30, 2010. This announcement is more fully described in the press release filed as Exhibit 99.1 to this Current Report on Form 8-K. The contents of such Exhibit are incorporated herein by reference. The Company will sponsor a conference call and webcast for the investing public at 8:00 a.m. EDT Tuesday, November 23, 2010 and the webcast will be accessible on the Company’s website at http://www.HillenbrandInc.com.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated November 23, 2010 issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND, INC.

Date:	November 23, 2010	BY:	/S/ Cynthia L. Lucchese

Cynthia L. Lucchese Senior Vice President and Chief Financial Officer

Date:	November 23, 2010	BY:	/S/ Theodore S. Haddad, Jr.

Theodore S. Haddad, Jr. Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated November 23, 2010 issued by the Company.

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